EXHIBIT 10.22
CONFIDENTIAL TREATMENT
REQUESTED PURSUANT TO RULE 406
AMENDMENT N° 2
TO THE
A330-200 PURCHASE AGREEMENT
BETWEEN
AIRBUS S.A.S.
as Seller
and
AIR LEASE CORPORATION
As Buyer

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 1 of 10
EXECUTION VERSION — January 2011

AMENDMENT N°2 TO THE
A330-200 PURCHASE AGREEMENT
This amendment N°2 (the “Amendment N°2”) dated 06th January 2011 is made
BETWEEN:
AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),
and
AIR LEASE CORPORATION, a corporation organised and existing under the laws of the State of Delaware, U.S.A., having its principal place of business at 2000 Avenue of the Stars, Suite 600N, Los Angeles, California 90067, U.S.A. (the “Buyer”).
The Buyer and Seller together are referred to as the “Parties”.
WHEREAS:
A.	The Buyer and the Seller have signed on the 02nd September 2010 a purchase agreement with reference CT-CLC1003274 for the manufacture and sale by the Seller and purchase by the Buyer of three (3) A330-200 aircraft hereinafter together with its Exhibits and Letter Agreements and as further amended from time to time referred to as the “Agreement”.

B.	The Buyer and the Seller have executed an amendment N°1 to the Agreement with reference CT-CL1005050 December 01st, 2010 with respect to the order for an incremental A330-200 Aircraft (the “Amendment N°1”), which increases the total A330-200 aircraft ordered under the Agreement to four.

C.	The Buyer wishes to irrevocably convert Aircraft bearing CAC ID 359405 from A330-200 model into an A330-300 model Aircraft (the “A330-300 Aircraft”) under terms and conditions as set out in this amendment (the “Amendment N°2“).

The terms “herein”, “hereof” and “hereunder” and words of similar import refer to this Amendment N°2. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned thereto in the Agreement.
NOW IT IS HEREBY AGREED AS FOLLOWS:
1.	DEFINITIONS

1.1	The definition of Aircraft in Clause 0 of the Agreement is deleted and replaced with the following text between quotes:

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 2 of 10
EXECUTION VERSION — January 2011

QUOTE

Aircraft	any or all of the four (4) firm A330-200 Aircraft or A330-300 Aircraft for which the delivery schedule is set forth in Clause 9.1 to be sold by the Seller and purchased by the Buyer pursuant to this Agreement, including the Airframe and all components, equipment, parts and accessories installed in or on such aircraft and the Propulsion Systems installed thereon upon delivery.

UNQUOTE
1.2	The following definitions are added to Clause 0 of the Agreement:

A330-200 Aircraft any Aircraft which is an A330-200 model aircraft

A330-300 Aircraft any Aircraft which is an A330-300 model aircraft

A330-300 Aircraft

Standard Specification
means the A330-300 standard specification document number G.000.03000, Issue 8 dated October 30, 2009, published by the Seller, a copy of which is annexed as Exhibit A-2 to the Agreement including the following design weights:
MTOW:           230 metric tones
MLW:              185 metric tones
MZFW:            173 metric tones
2.	AIRCRAFT TYPE CONVERSION

2.1	The Buyer and the Seller hereby agree that upon execution of this Amendment N°2, the A330-200 Aircraft rank 3, bearing CAC ID 359405, shall be irrevocably converted into an A330-300 model Aircraft.

2.2	The Buyer and the Seller hereby agree that the terms and conditions applicable to the Aircraft under the Agreement, its Exhibits, Appendices or Letter Agreements shall apply to the A330-300 Aircraft unless as specified in this Amendment N°2 hereunder.

3.	AIRCRAFT SPECIFICATION AND TECHNICAL DEFINITION MATTERS

3.1	Specification

The A330-300 Aircraft will be manufactured in accordance with the Standard Specification reference G.000.02000 Issue 8 dated October 30, 2009, as may already have been modified or varied prior to the date of this Amendment N°2 by the Specification Change Notices listed in Appendix 1 hereto.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 3 of 10
EXECUTION VERSION — January 2011

3.2	Technical Definition

The Customization Definition Freeze (“CDF”) date for the A330-300 Aircraft, which is scheduled to be delivered in [*].

In order to achieve such CDF date, the Buyer and the Seller agree that the following milestones will be fulfilled:
a)	The Buyer and the Seller will meet together with the initial Operator for a Customization Kick-off Meeting on the week starting on [*].

b)	The BFE products, the Propulsion Systems and the cabin layout applicable to the Specification of such Converted Aircraft shall be selected by the Buyer from the BFE vendors, Propulsion Systems Manufacturers and cabin options available in the Seller’s A330 catalogues, no later than [*];

c)	The Initial Technical Coordination Meeting (“ITCM”) for the cabin configuration of such Converted Aircraft shall be held in Toulouse, on the week starting on [*].
4.	PRICES

Clause 3.1 of the Agreement shall be deleted in its entirety and be replaced with the following text between quotes:

QUOTE
3.1	Base Price of the A330-200 Aircraft and/or A330-300 Aircraft

The Base Price of the A330-200 Aircraft and/or A330-300 Aircraft, as applicable, is the sum of:

(i)	the Base Price of the Airframe and

(ii)	the Base Price of the Propulsion Systems.

3.1.1	Base Price of the Airframe

The Base Price of the Airframe is the sum of the following base prices:

(i)	the base price of the Airframe as defined in the Standard Specification (excluding Buyer Furnished Equipment), including nacelles and thrust reversers,

USD [*] For A330-200 Aircraft

USD [*] For A330-300 Aircraft
(ii)	the Base Price of any and all SCNs set forth in Appendix 1, at delivery conditions prevailing in January 2009,

USD [*] For A330-200 Aircraft

USD [*] For A330-300 Aircraft

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 4 of 10
EXECUTION VERSION — January 2011

The Base Price of the Airframe has been established in accordance with the average economic conditions prevailing in December 2007, January 2008, February 2008 and corresponding to a theoretical delivery in January 2009 (the “Base Period”).

3.1.2	Base Price of the Propulsion Systems

3.1.2.1	The Base Price of a set of two (2) General Electric CF6-80EA4 Propulsion Systems is:

USD [*] For A330-200 Aircraft and/or A330-300 Aircraft,

Said Base Price of the CF6-80EA4 Propulsion Systems has been established in accordance with the delivery conditions prevailing in January 2009 and has been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “General Electric Reference Price”):

USD [*]

The General Electric Reference Price has been established in accordance with the delivery conditions prevailing in January 2010 at reference Composite Index of [*] and shall be subject to revision up to the Aircraft Delivery Date in accordance with the General Electric Price Revision Formula set out in Part 2 of Exhibit C of the Agreement.

3.1.2.2	The Base Price of a set of two (2) Pratt and Whitney PW 4170 Propulsion Systems is:

USD [*] For A330-200 Aircraft and/or A330-300 Aircraft

Said Base Price of the PW 4170 Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2009 and has been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Pratt and Whitney Reference Price”):

USD [*]

at economic conditions prevailing in January 2007 and shall be subject to revision up to the Aircraft Delivery Date in accordance with the Pratt and Whitney Price Revision Formula to set out in Part 3 of Exhibit C of the Agreement.

If the Buyer select the above Pratt and Whitney Propulsion Systems, the Seller will pass through to the Buyer a Pratt & Whitney marketing allowance (the “PW Marketing Allowance”) reducing the above base price of Pratt and Whitney Propulsion Systems.

USD [*]

at economic conditions prevailing for a theoretical delivery in January 2009

This PW Marketing Allowance has been computed from the Reference Price of USD [*] at economic conditions prevailing in January 2007 and shall be subject to revision up to the Aircraft Delivery Date in accordance with the Pratt and Whitney

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 5 of 10
EXECUTION VERSION — January 2011

Price Revision Formula. It shall be granted upon delivery of the Aircraft, equipped with above PW 4000 series, and shall be applied against the Final Price of the Aircraft to be delivered under the Agreement.

3.1.2.3	The Base Price of a set of two (2) Rolls Royce Trent 772B Propulsion Systems is:

USD [*] For A330-200 Aircraft and/or A330-300 Aircraft

Said Base Price of the Trent 772B Propulsion Systems has been established in accordance with the economic conditions prevailing for a theoretical delivery in January 2009 and has been calculated from the below reference prices indicated by the Propulsion System Manufacturer (the “Rolls Royce Reference Price”):

USD [*]

at economic conditions prevailing in December 1999, January 2000 and February 2000 (delivery conditions January 2001) and shall be subject to revision up to the Aircraft Delivery Date in accordance with the Rolls Royce Price Revision Formula set out in Part 4 of Exhibit C hereto.
UNQUOTE
5.	PREDELIVERY PAYMENTS

The Predelivery Payments for the A330-300 Aircraft shall be made in accordance with the terms and conditions of the Agreement.

6.	DELIVERY

As a result of the changes described in Clause 1 above and as a consequence of the execution of this Amendment N°2, the delivery schedule of the Aircraft included in Clause 9.1 of the Agreement, as amended and supplemented from time to time, is hereby cancelled and replaced by the delivery schedule set forth in Appendix 2 hereto.

7.	INCONSISTENCY AND CONFIDENTIALITY

7.1	In the event of any inconsistency between the terms and conditions of the Agreement and those of this Amendment N°2, the latter shall prevail to the extent of such inconsistency, whereas the part of the Agreement not concerned by such inconsistency shall remain in full force and effect.

7.2	This Amendment N°2, contains the entire agreement between the Parties in respect of the matters hereof and supersedes all other prior understandings, commitments, agreements, representations and negotiations whatsoever, oral and written, and may not be varied except by an instrument in writing of even date herewith or subsequent hereto executed by the duly authorised representatives of both Parties.

7.3	This Amendment N°2 shall be treated by both Parties as confidential and shall not be released in whole or in part to any third party without the prior consent of the other Party except as may be required by law, or to professional advisors for the implementation hereof.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 6 of 10
EXECUTION VERSION — January 2011

8.	COUNTERPARTS

This Amendment may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same instrument.

9.	LAW AND JURISDICTION

The provisions of Clause 22.6 of the Agreement shall apply to this Amendment N°2 as if the same were set out in full herein, mutatis mutandis.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 7 of 10
EXECUTION VERSION — January 2011

IN WITNESS WHEREOF this Amendment N°2 was entered into the day and year first above written.

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

Name Grant Levy	Name Christophe Mourey

Title Executive Vice President	Title Senior Vice President Contracts

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 8 of 10
EXECUTION VERSION — January 2011

APPENDIX 1
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 9 of 10
EXECUTION VERSION — January 2011

APPENDIX 2
DELIVERY SCHEDULE
[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Amendment N°2 to the ALC A330-200 PA — CLC CT1006163	Page 10 of 10
EXECUTION VERSION — January 2011

LETTER AGREEMENT N° 1 to Amendment N°2
AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 600N
Los Angeles, California 90067, U.S.A.
January 06, 2011
Subject: [*]
AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an amendment to the Agreement (the “Amendment N°2”) dated as of the date hereof which covers the conversion of one (1) A330-200 type model Aircraft into an A330-300 type model Aircraft as described in such Amendment N°2 (the “A330-300 Aircraft”).
Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or in the Amendment N°2 as applicable.
Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and/or Amendment N°2, as applicable, and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 1	Page 1/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 1 to Amendment N°2
1.	[*]
2.	[*]
3.	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 1	Page 2/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 1 to Amendment N°2
4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 1	Page 3/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 1 to Amendment N°2
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

By : Grant Levy	By : Christophe Mourey

Its : Executive Vice President	Its : Senior Vice President Contracts

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 1	Page 4/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 2 to Amendment N°2
AIR LEASE CORPORATION
2000 Avenue of the Stars, Suite 600N
Los Angeles, California 90067, U.S.A.
January 06, 2011
Subject: [*]
AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an amendment to the Agreement (the “Amendment N°2”) dated as of the date hereof which covers the conversion of one (1) A330-200 type model Aircraft into an A330-300 type model Aircraft as described in such Amendment N°2 (the “A330-300 Aircraft”).
Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or in the Amendment N°2 as applicable.
Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and/or Amendment N°2, as applicable, and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 2	Page 1/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 2 to Amendment N°2
1.	[*]
2.	[*]

3.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 2	Page 2/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 2 to Amendment N°2
4.	Confidentiality

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 2	Page 3/4
Ref. CT-CLC1006163

LETTER AGREEMENT N° 2 to Amendment N°2
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

By : Grant Levy	By : Christophe Mourey

Its : Executive Vice President	Its : Senior Vice President Contracts

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 2	Page 4/4
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
AIR LEASE CORPORATION
Subject: [*]
AIR LEASE CORPORATION (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into an amendment to the Agreement (the “Amendment N°2”) dated as of the date hereof which covers the conversion of one (1) A330-200 type model Aircraft into an A330-300 type model Aircraft as described in such Amendment N°2 (the “A330-300 Aircraft”).
Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement and/or in the Amendment N°2 as applicable.
Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and/or Amendment N°2, as applicable, and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 1/6
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
1	[*]

2	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 2/6
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
3	[*]

4	[*]

5	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 3/6
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
6	[*]

7	[*]

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 4/6
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
8	[*]

9.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement or of the Sales Proposal and/or the forthcoming Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

10.	CONFIDENTIALITY

This Letter Agreement (and its existence) shall be treated by both parties as confidential and shall not be released (or revealed) in whole or in part to any third party without the prior consent of the other party. In particular, each party agrees not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior consent of the other party.

*	Confidential material omitted and filed separately with the Securities and Exchange Commission pursuant to a request for confidential treatment.

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 5/6
Ref. CT-CLC1006163

LETTER AGREEMENT N°3 to Amendment N°2
If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted	Agreed and Accepted

For and on behalf of	For and on behalf of

AIR LEASE CORPORATION	AIRBUS S.A.S.

/s/ Grant Levy	/s/ Christophe Mourey

By : Grant Levy	By : Christophe Mourey

Its : Executive Vice President	Its : Senior Vice President Contracts

Date: January 06, 2011	Date: January 06, 2011

Air Lease Corporation
Amendment N°2 to A330-200 PA	- Letter Agreement N° 3	Page 6/6
Ref. CT-CLC1006163